Exhibit 10.1

Ascendia Brands, Inc.

100 American Metro Boulevard

Suite 108

Hamilton, New Jersey 08619

October 10, 2006

Prencen, LLC

Prencen Lending, LLC

c/o Prentice Capital Management, L.P.

623 Fifth Avenue

32nd Floor

New York, NY 10022

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Registration Rights Agreement (the “Agreement”), dated as of August 2, 2006, by and among Ascendia Brands, Inc., a Delaware corporation, Prencen, LLC and Prencen Lending, LLC. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Agreement.

Section 1(e) of the Agreement is hereby amended to read in its entirety as follows:

“Filing Deadline” means October 13, 2006, or such later date as may be agreed by the Company and Buyers.

[Remainder of Page Intentionally Blank]

If the foregoing properly reflects your understanding regarding the amendment to the Agreement, please acknowledge your agreement by signing below. This letter agreement may be executed in counterparts and shall be effective upon execution by the Company and each of the Buyers.

Very truly yours,

Ascendia Brands, Inc.

By:  /s/ Andrew Sheldrick

Andrew Sheldrick
General Counsel

Acknowledged and agreed as of

the 10th day of October, 2006

Prencen, LLC

By: Prentice Capital Management, L.P.

By: /s/ Mathew B. Hoffman

Name: Mathew B. Hoffman
Title: General Counsel

Prencen Lending, LLC

By: Prentice Capital Management, L.P.

By: /s/ Mathew B. Hoffman

Name: Mathew B. Hoffman
Title: General Counsel